UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  -  )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to § 240.14a-12

Hydrodynex. Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒   No fee required.

☐   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐   Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
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HYDRODYNEX, INC.

230 Bethany Rd. #128

Burbank, California 91504

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 30, 2009

To the Stockholders of Hydrodynex, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Hydrodynex, Inc., a Nevada corporation (the “Company”), will be held on Friday, January 30, 2009 at 2:00 p.m. Pacific Standard Time, at the Hydrodynex executive offices, 230 Bethany Rd. #128; Burbank, California 91504, for the following purposes:

1.  To elect a Board of three (3) directors, to serve until the 2010 annual meeting of stockholders or until their successors are duly elected and qualified;

2.

 Ratify the appointment of Williams & Webster, P.S. as our independent auditors for the year ending June 30, 2009.

3.  To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on December 2, 2008 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.  No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

/s/ Jerod Edington
President &Chief Executive Officer

Burbank, California

Date: December 19, 2008

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

HYDRODYNEX, INC.

230 Bethany Rd. #128

Burbank, California 91504

PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of Hydrodynex, Inc. for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, January 30, 2009 at 2:00 p.m. Pacific Standard Time, at the Hydrodynex executive offices, 230 Bethany Rd., Suite 128, Burbank, California 91504 or at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the notice attached to this proxy statement. This proxy statement and accompanying proxy card are first being mailed to you on or about December 20, 2008.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares December 2, 2008, the record date. At the close of business on the record date, 1,515,000 shares of common stock were outstanding and entitled to vote at the Annual Meeting.  Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Derek Grant, Secretary, who has been appointed prior to the Annual Meeting. He will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present.  A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a "broker non-vote"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.  Proposal 1 is considered a routine proposal.

It is important that your proxy be returned promptly and that your shares be represented.  You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders.  If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof.  The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting.  If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting.  If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct.  If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares "for" such proposal or, in the case of the election of directors, vote "for" election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.  Any written notice of revocation or subsequent Proxy should be delivered to Hydrodynex, Inc., Attention: Secretary, 230 Bethany Rd., Suite 128, Burbank, California 91504, or hand-delivered to the Secretary of Hydrodynex, Inc. at or before the taking of the vote at the Annual Meeting.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to you.  We will reimburse our transfer agent for its out-of-pocket expenses.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $2,000.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person.  We will not pay our employees additional compensation for contacting you.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors

Our business is managed under the direction of our Board of Directors.  The Board of Directors has designated as nominees for re-election all three directors currently serving on the Board as well as current officers.   See "Nominees for Director" below for profiles of the nominees.  After the election of the directors at the Annual Meeting, our Board will have three directors.

The Board believes that re-electing these incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to our company by virtue of their familiarity with, and insight into, our affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors if elected, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  We have no reason to believe that any nominee will be unavailable.

Nominees to the Board

The director nominees, and their ages as of the date of the Annual Meeting, their positions at Hydrodynex, and the period during which they have served as a director are set forth in the following table and paragraphs:

Name	Age	Position	Served as Director Since
Jerod Edington	31	Chief Executive Officer, President, Director	2006
Derek Grant	30	Chief Financial Officer, Treasurer, Secretary, Director	2008
Peter Schmid	53	Vice President, Director	2007

Jerod Edington, Founder, President and Director.  Mr. Edington attended the University of Washington in Seattle, Washington.  He earned a B.S. in Zoology in 2000.  He did radiation cancer and tumor research at the University of Washington Medical center’s Radiation Oncology Dept. for two years, receiving the coveted Mary Gate’s Endowment award for undergraduate research and co-authored a front-cover research report for “Biotechniques” magazine.  He has also been working in the TV/Film Production business for the past 5 years as President of Naked Lumberjack Productions where he oversaw production of commercials, feature films, music videos, etc.  He is also a professional actor in the Screen Actors Guild and American Federation of TV and Radio Artists Unions.

Derek Grant-, Director, Chief Financial Officer, Treasurer, and Corporate Secretary.  Mr. Grant earned a B.S. in Business Marketing at San Jose State University.  He worked in the Financial Consulting business at Salomon Smith Barney before settling at Silicon Valley based startup, Qumu, Inc., formerly Media Publisher.  He was one of the founding members at the firm and was instrumental in Qumu's substantial growth over the past five years where the company was recently recognized by Inc.com and Deloitte Consulting as one of the fastest growing company in America.  Mr. Grant currently runs Sales Operations for the Western US & Canada.

Peter Schmid, Vice President and Director.  Mr. Schmid was trained as a foreign sales businessman and received a marketing diploma from the Volkshochshule in Munich, Germany, in 1975.  In 1993 he founded Investment Management Financial Services, located in Aying, Germany, and acts as President and an investment manager for the company through present day.

There are no family relationships among any of our directors or officers.

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of Hydrodynex has not constituted any audit, nominating, governance or other board committees.  The functions of such committees are performed by the Board of Directors.

The Board of Directors considers director nominees based on the need to fill vacancies or to expand the Board, and also considers need to fill particular roles on the Board (e.g. independent director, financial expert, etc.) and evaluate candidates in accordance with its policies regarding director qualifications, qualities and skills.  The Board of Directors does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders.  Given that Hydrodynex is a small development stage corporation, the Board of Directors has not deemed it timely to create board committees and develop policies with regard to stockholder nomination of director candidates.

During the year ended June 30, 2008, the Board of Directors did not meet, but acted through unanimous written consents.

Compensation of Directors

The directors of Hydrodynex were not paid for attending board meetings in 2008.  Directors were granted stock options in July 2008 for their work done in the year ending June 30, 2008.  Jerod Edington received 25,000 stock options and Peter Schmid received 15,000 stock options, all vesting immediately upon issue and expiring in July 2013.

Director Independence

The Board of Directors has determined that none of its members are currently “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.

Stockholder Communications with the Board of Directors

We have not provided a formal process related to stockholder communications with the Board of Directors.  Any stockholder who desires to contact the Board of Directors or specific members of the Board may do so by writing to: The Board of Directors, Hydrodynex, Inc., 230 Bethany Rd. #128; Burbank, California 91504.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.  Directors will be elected at the Annual Meeting by a plurality of the votes cast.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF

WILLIAMS & WEBSTER, P.S. AS INDEPENDENT AUDITORS OF THE COMPANY

INDEPENDENT PUBLIC ACCOUNTANTS

Williams & Webster, P.S. has served as the independent auditors of Hydrodynex since February 4, 2008.  On May 19, 2006, the Board of Directors, subject to stockholder ratification, approved the appointment of Williams & Webster, P.S., independent auditors, to audit our financial statements.  If the shareholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the appointment of Williams & Webster, P.S.

Independent Public Accountants

On May 19, 2006, the Registrant's Board of Directors approved the appointment of Williams & Webster, P.S., Certified Public Accountants Spokane, Washington, as Hydrodynex' registered independent public accounting firm.

Audit services of Williams & Webster, P.S. include the examination of our financial statements and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meets with Williams & Webster, P.S. on a quarterly or more frequent basis.  At such times the Board of Directors or audit committee thereof, will review the services performed by Williams & Webster, P.S., as well as the fees charged for such services.

Fees Billed to Hydrodynex by Williams & Webster, P.S. during Fiscal Year 2007 and 2008.

Audit Fees.  Aggregate fees billed for professional services rendered by Williams & Webster in connection with its audit of Hydrodynex’ financial statements as of and for the years ended December 31, 2007, and June 30, 2008, its reviews of Hydrodynex’ unaudited condensed consolidated interim financial statements, and for SEC consultations and filings were $10,744.75 and $5,383.75, respectively.

Tax Fees – We did not pay Williams & Webster, P.S. for professional services for tax compliance, tax advice and tax planning in 2006 or 2007.

All Other Fees – We did not incur any other fees and expenses from Williams & Webster, P.S. for the fiscal years 2007 and 2008 annual audits.

Vote Required

Submission of the appointment of Williams & Webster, P.S. as our independent auditors for the fiscal year ending June 30, 2009 is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.  Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF WILLIAMS & WEBSTER, P.S. AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING JUNE 30, 2009 (ITEM NO. 2 ON THE PROXY CARD).

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of Hydrodynex are Jerod Edington, President and Chief Executive Officer; Peter Schmid, Vice President; and Derek Grant, Chief Financial Officer, Secretary and Treasurer.

A.   Summary Compensation Table

The table below sets forth the aggregate annual and long-term compensation paid by us during our last two fiscal years ended June 30, 2007 and June 30, 2008 to our Chief Executive Officer (the “Named Executive Officer”). Other than as set forth below, no executive officer’s salary and bonus exceeded $100,000 for the fiscal year 2008.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non-Qualified Deferred Compensation Earnings ($) (h)	All other Compensation ($) (i)	Total ($) (j)
Jerod Edington Pres. & CEO, Dir.	2008	22,500	0	0	1,250	0	0	0	23,750
	2007	0	0	0	0	0	0	0	0

B. Narrative Disclosure to Summary Compensation Table

Jerod Edington has not entered into formal written employment agreement with Hydrodynex.  Jerod Edington has been employed on an at will basis with a base salary of $2,500 per month beginning October 2007 but with any bonus or option compensation at the discretion of the uninterested members of the board of directors.  Jerod Edington was not paid his entire salary for June 2008, and such wage shortfalls shall be accrued and paid later.  On July 31, 2008, Jerod Edington was granted a non-statutory stock option to purchase 25,000 shares of common stock at $0.25 per share with all of the options vesting immediately for services performed during the fiscal year ended June 30, 2008.  Those options were valued at $1,250.

C. Outstanding Equity Awards at Fiscal Year End

Jerod Edington had not been granted any equity compensation, including option grants as of June 30, 2008.

Stock Awards

          Option Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expira- tion Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested ($) (j)
Jerod Edington	-	-	-	-	-	-	-	-	$ -

D.

Compensation of Directors

We did not pay our directors fees in 2008 and have not paid such fees in the past for attending scheduled and special meetings of our board of directors.  In the future, we may adopt a policy of paying independent director a fee for their attendance at board meetings.  We do reimburse each director for reasonable travel expenses related to such director's attendance at board of directors meetings.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity incentive Plan Com- pensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All other Compensa- tion ($) (g)	Total ($) (h)
Edington	0	0	0	0	0	0	0
Schmid	0	0	0	0	0	0	0
Grant	0	0	0	0	0	0	0

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

Hydrodynex does not have an employment contract with its Named Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known by us with respect to the beneficial ownership of our common stock as of December 2, 2008 by (i) each person who is known by us to own beneficially more than 5% of common stock, (ii) each of our Chief Executive Officer and our Chief Financial Officer, (iii) each of our directors and (iv) all of our current officers and directors as a group.  Except as otherwise listed below, the address of each person is c/o Hydrodynex, Inc., 230 Bethany Rd. #128; Burbank, California 91504.

The percentage of shares beneficially owned is based on 1,515,000 shares of common stock outstanding and 40,000 affiliate owned warrant shares of /common Stock outstanding as of December 2, 2008.  Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of December 2, 2008 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of 5% or more of our voting Common Stock. Except as noted the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options or warrants.  Percentage ownership information is based on 1,515,000 shares of Common Stock and 40,000 warrant shares of Common Stock outstanding as of December 2, 2008.  Percentage information for each person assumes that no other individual will exercise any warrants and/or options.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Jerod Edington, Pres. & CEO(1)	525,000 shares	33.8%
Peter Schmid, V.P., Dir. (2)	140,000 shares	9.00%
Derek Grant, CFO, Treas, Sec, Dir. (3)	5,000 shares	0.32%
Steven Espey 358 E. 69th St., New York, NY 10021	100,000 shares	6.43%
Thomas Keller 4533 Lower Thomas Ranch Rd., Miranda, CA 95553	100,000 shares	6.43%
Karsten Behrens Rue de L’Union 16, 1800 Vevey, Switzerland	100,000 shares	6.43%
Triax Capital Management, Inc. 1314 S. Grand, Ste. 2-176 Spokane, WA 99202	100,000 shares	6.43%
Executive officers and directors as a group 3 persons (4)	780,000	43.12%

(1)

Jerod Edington, President and Chief Executive Officer, director.  The holdings of Jerod Edington include 500,000 shares of common stock and options to purchase 25,000 shares at $0.25 per share that are exercisable currently or within 60 days of December 2, 2008.

(2)

Peter Schmid, Vice President, director. The holdings of Mr. Schmid include 100,000 shares of common stock and options common stock and options to purchase 15,000 shares at $0.25 per share that are exercisable currently or within 60 days of December 2, 2008.

(3)	Derek Grant, Chief Financial Officer, Treasurer, Secretary, director. The holdings of Mr. Grant include 5,000 shares of common stock.
(4)

The holdings of the executive officers and directors as a group include an aggregate of 630,000 shares of common stock, and 40,000 option shares exercisable currently or within 60 days of December 2, 2008.

Legal Proceedings.

To the best knowledge of the management of Hydrodynex, no director, officer, affiliate of Hydrodynex, owner of record or beneficially of more than 5% of any class of securities of Hydrodynex, or security holder is a party adverse to Hydrodynex or has a material interest adverse to Hydrodynex in any material legal proceeding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans from Officers

On February 5, 2007, the president of the Company loaned the Company $ 2,500 bearing interest of 6% per annum due December 31, 2007.   The note was fully satisfied on December 31, 2007.

On June 12, 2008, the president of the Company loaned the Company $ 2,000 without interest, to be repaid on or before December 31, 2008.   The note was fully satisfied on July 24, 2008.

On November 6, 2008, the president of the Company loaned the Company $ 1,750 without interest, to be repaid on or before January 31, 2008.   The note has not been satisfied in whole or in part.

On December 12, 2008, the president of the Company loaned the Company $ 10,225 without interest, to be repaid on or before March 31, 2008.   The note has not been satisfied in whole or in part.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock.  Based solely upon the review of the Forms 3, 4 and 5 furnished to our company and certain representations made to our company, we believe that during 2008, the members of the Board of Directors, our executive Officers, and person(s) who hold more than 10% of our outstanding common stock timely filed all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of our company.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting.  If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

PROXY SOLICITATION

We will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  We will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefore.

We may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our 2009 Annual Meeting of Stockholders must be received no later than January 10, 2009.  Stockholders wishing to nominate directors or propose other business at the 2009 Annual Meeting of Stockholders, but not intending to include such nomination or proposal in the Hydrodynex proxy statement for such meeting, must give advance written notice us pursuant to our bylaws.  Our bylaws provide that notice of any such nomination or proposal must be received at our principal executive offices not less than 120 days prior to the date of the 2098 Annual Meeting of Stockholders and must contain the information specified by our bylaws.  If this notice is not timely, then the nomination or proposal will not be brought before the 2009 Annual Meeting of Stockholders.

ANNUAL REPORT

If you wish to receive a copy of our Annual Report on Form 10-K for the year ended June 30, 2008 with the proxy material, a copy of the Form 10-K will be made available (without exhibits), free of charge, to interested stockholders upon written request to Derek Grant, 230 Bethany Rd. #128; Burbank, CA 91504; telephone (702) 884-2150.  The Annual Report on Form 10-K, including exhibits, are also available online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

By Order of the Board of Directors

  /s/ Derek Grant

Derek Grant

Chief Financial Officer, Secretary, Treasurer

December 19, 2008

1.  ELECTION OF DIRECTORS:

Nominees:

(01) Jerod Edington

(02) Peter Schmid

(03) Derek Grant

☐

FOR ALL NOMINEES

☐

WITHHELD ALL NOMINEES

☐

For all nominees except as noted below:

____________________________________________________________

2.

Ratify the appointment of Williams & Webster, P.S. as our independent auditors for the year ending June 30, 2009.

FOR ☐  AGAINST ☐  ABSTAIN ☐

3.

To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

FOR ☐  AGAINST ☐  ABSTAIN ☐

Mark here for address change and note at left

☐

Mark here if you plan to attend the meeting

☐

______________________________________________________________________________

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE ENCLOSED.

______________________________________________________________________________

If stock is held jointly, signature should include both names.  If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title.  If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer.  If stock is held by a partnership, please sign in partnership name by authorized person.

Signature: _________________________________________  ______________ 2008

Signature: _________________________________________  ______________ 2008